                                                                      Exhibit 10



                             UNIT PURCHASE AGREEMENT


                              NATURALIST.COM, INC.


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                               TABLE OF CONTENTS

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                                                                                               Page No.
RECITALS .........................................................................................1

SECTION 1.        PURCHASE AND SALE...............................................................1
         1.1      Authorization of Units..........................................................1
         1.2      Sale and Purchase...............................................................1
         1.3      Right of First Refusal..........................................................2
         1.4      Bring-Along Rights..............................................................2

SECTION 2.        CLOSING.........................................................................2
         2.1      Closing.........................................................................2

SECTION 3.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................................3
         3.1      Organization, Good Standing and Qualification...................................3
         3.2      Capitalization..................................................................3
         3.3      Authorization...................................................................3
         3.4      Financial Statements............................................................4
         3.5      Liabilities.....................................................................4
         3.6      Changes.........................................................................4
         3.7      Material Contracts..............................................................5
         3.8      Obligations to Related Parties..................................................6
         3.9      Assets..........................................................................6
         3.10     Intellectual Property...........................................................7
         3.11     Compliance with Other Instruments...............................................7
         3.12     Litigation......................................................................8
         3.13     Taxes...........................................................................8
         3.14     Employees and Consultants.......................................................8
         3.15     Employee Benefits Matters.......................................................9
         3.16     Registration Rights.............................................................9
         3.17     Governmental Approvals/Third Party Consents.....................................9
         3.18     Compliance with Laws............................................................9
         3.19     Environmental Matters...........................................................9
         3.20     Offering Valid..................................................................9
         3.21     Accuracy of Information Furnished...............................................9
         3.22     Insurance......................................................................10
         3.23     Investment Company Act.........................................................10
         3.24     Accounts Receivable............................................................10
         3.25     Relationships with Customers and Suppliers.....................................10

SECTION 4.        REPRESENTATIONS AND WARRANTIES OF PURCHASER....................................10


                                      -i-

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
         4.1      Requisite Power and Authority..................................................10
         4.2      Investment Representations.....................................................11
                  (a)      Purchaser Bears Economic Risk.........................................11
                  (b)      Acquisition for Own Account...........................................11
                  (c)      Purchaser Can Protect Its Interest....................................11
                  (d)      Accredited Investor...................................................11
                  (e)      Company Information...................................................11
                  (f)      Rule 144..............................................................12
                  (g)      Residence.............................................................12
         4.3       Restrictive Legends...........................................................12

SECTION 5.        CONDITIONS TO CLOSING..........................................................13
         5.1      Conditions to Purchasers' Obligations at the Closing...........................13
                  (a)      Representations and Warranties True; Performance of
                           Obligations...........................................................13
                  (b)      Legal Investment......................................................13
                  (c)      Consents, Permits, and Waivers........................................13
                  (d)      Filing of Certificate.................................................13
                  (e)      Corporate Documents...................................................13
                  (f)      Reservation of Conversion Shares......................................13
                  (g)      Certificates..........................................................13
                  (h)      Investor Rights Agreement.............................................14
                  (i)      Non-Competition Agreement.............................................14
                  (j)      Proceedings and Documents.............................................14
         5.2      Conditions to Obligations of the Company at Closing............................14
                  (a)      Representations and Warranties True...................................14
                  (b)      Performance of Obligations............................................14
                  (c)      Filing of Certificate.................................................14
                  (d)      Investor Rights Agreement. ...........................................14
                  (e)      Consents, Permits, and Waivers........................................14

SECTION 6.        COVENANTS OF THE COMPANY FOR THE PERIOD FOLLOWING CLOSING......................14
         6.1      Use of Proceeds................................................................15
         6.2      Maintenance of Corporate Status................................................15
         6.3      Compliance with Governing Documents............................................15
         6.4      Compliance with Laws, Licenses and Permits; No Infringement....................15
         6.5      Discharge of Obligations.......................................................15
         6.6      Maintenance of Properties......................................................15
         6.7      Maintenance of Proprietary Information.........................................15
         6.8      Compensation of Directors......................................................16
         6.9      Books and Records..............................................................16


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
         6.10     Insurance......................................................................................16
         6.11     Affiliated Transactions........................................................................16
         6.12     Board Representation...........................................................................17

SECTION 7         MISCELLANEOUS..................................................................................17
         7.1      Governing Law..................................................................................17
         7.2      Survival.......................................................................................17
         7.3      Assignment; Successors and Assigns.............................................................17
         7.4      Entire Agreement...............................................................................17
         7.5      Severability...................................................................................17
         7.6      Amendment and Waiver...........................................................................17
         7.7      Delays or Omissions............................................................................17
         7.8      Notices........................................................................................18
         7.9      Expenses.......................................................................................18
         7.10     Indemnification by the Company.................................................................18
         7.11     Indemnification by the Purchaser...............................................................18
         7.12     Titles and Subtitles...........................................................................18
         7.13     Counterparts...................................................................................18
         7.14     Broker's Fees..................................................................................18
         7.15     Arbitration....................................................................................19
         7.16     Pronouns.......................................................................................19

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

                             UNIT PURCHASE AGREEMENT

         This Unit Purchase Agreement (the "AGREEMENT") is made and entered into as of the 15th day of March 2000, between NATURALIST.COM, INC., a Delaware corporation (the "COMPANY"), and The Financial Commerce Network, Inc. (the "PURCHASER").

                                    RECITALS

         A. The Company has authorized the issuance and sale of a total of up to four units ("Units"), each Unit consisting of 980,375 shares of Series A Preferred Stock of the Company, par value $.0001 per share (the "PREFERRED STOCK") and options to purchase 250,000 shares of the Preferred Stock (the "OPTIONs") in the form attached hereto as EXHIBIT I, and has reserved 1,230,375 shares of Common Stock of the Company, par value $.0001 per share, issuable upon conversion of the Preferred Stock and the Preferred Stock underlying the Options (the "CONVERSION SHARES").

         B. The Company desires to sell the Units to the Purchaser, and the Purchaser desires to purchase the Units, on the terms and subject to the conditions set forth below.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual covenants, agreements, conditions, representations, and warranties contained in this Agreement, the Company and the Purchaser each agree as follows:

SECTION 1.        PURCHASE AND SALE.

         1.1 AUTHORIZATION OF UNITS. On or prior to the Initial Closing (as defined in Section 1.2 below), the Company shall have authorized (i) the sale and issuance to the Purchaser of the Units; and (ii) the reservation of the Conversion Shares. The Units and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Certificate of Designations, Preferences and Rights of Series A Preferred Stock of the Company (the "CERTIFICATE OF DESIGNATIONS").

         1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, at a Closing the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, up to four Units for a total purchase price of up to $2,000,000 in cash (excluding fees and commissions of brokers or finders), to be used for the general corporate purposes of the Company, as follows (each, a "CLOSING"): (i) $500,000 on the date of the signing of the Agreement (the "INITIAL CLOSING"); (ii) $500,000 on the four month anniversary of the Initial Closing (the "SECOND CLOSING"); (iii) $500,000 on the eight month anniversary of the Initial Closing (the "THIRD CLOSING"); and (iv) $500,000 on the twelve month anniversary of the Initial Closing (the "FOURTH CLOSING").

         1.3 RIGHT OF FIRST REFUSAL. Should the Company desire to offer to issue securities to another purchaser (an "OFFER"), the Company shall, prior to accepting an Offer, deliver to the Purchaser a written Notice of Bona Fide Offer accompanied by a duplicate original of a written bona fide offer (the "BONA FIDE OFFER") setting forth the name of the proposed purchaser, the purchase price or other consideration for the Offer and all other terms and conditions of the Offer signed by the proposed purchaser. For a period of five (5) business days following delivery of the Notice of Bona Fide Offer, the Purchaser shall have the right to accept such Offer by delivery of a written Notice of Acceptance to the Company. If the Purchaser accepts such Offer, the Purchaser shall have thirty (30) calendar days from the date of the receipt of the Notice of Acceptance by the Company to consummate such transaction with the Company upon the terms and conditions and at the price specified in the Bona Fide Offer. If the Purchaser shall reject or not respond to the Bona Fide Offer within the time period provided, the Company may accept such Offer.

         1.4 BRING-ALONG RIGHTS. In the event the Company elects to sell their capital stock to a third party acquiror ("THIRD PARTY ACQUIROR"), and the Third Party Acquiror, as a condition of sale, requires a sale to it of all the capital stock of the Company, the Company may require the Purchaser to participate in a sale thereof to the Third Party Acquiror upon substantially the same terms and conditions as the Company (based on a per share basis). Any sale by the Company to a Third Party Acquiror will be subject to a fairness opinion from an independent party chosen by the Purchaser and approved of in writing by the Company regarding the fairness of such transaction. The costs related to such fairness opinion will be divided equally between the Purchaser and the Company.

SECTION 2.        CLOSING.

         2.1 CLOSING. Each Closing of the sale and purchase of the Units under this Agreement shall take place at the offices of Snow Becker Krauss P.C., 605 Third Avenue, New York, NY 10158, or at such other place as the Company and the Purchaser may mutually agree (each such date is hereinafter referred to as a "CLOSING DATE"). At each such Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchaser certificates representing the Preferred Stock and agreements for the Options, against payment of the purchase price therefor in immediately available funds by check or wire transfer made payable to the order of the Company. Each Closing after the Initial Closing will be at the discretion of the Company. Upon the Company's decision not to proceed with any Closing after the Initial Closing, the Company shall issue to the Purchaser warrants to purchase 100,000 shares of the Company's Common Stock (the "BUYER WARRANTS") at a price equal to the last sale price of the Common Stock (the "LAST SALE PRICE") of the Company on the date of such Closing. Upon the Purchaser's inability to pay, or cause to be paid, to the Company the purchase price on each subsequent Closing after the Initial Closing, the Purchaser shall issue to the Company warrants to purchase 100,000 shares of the Purchaser's Common Stock (the "COMPANY WARRANTS") at an exercise price equal to the average of the closing bid prices of the Purchaser's Common Stock on the principal trading exchange or market (the "PRINCIPAL MARKET") for Purchaser's Common Stock for the

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period of ten consecutive days during which the Principal Market shall be open for business (the "TRADING DAYS") immediately prior to the date of issuance (the "MARKET PRICE").

SECTION 3.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         Except as set forth on the DISCLOSURE SCHEDULE attached hereto as
EXHIBIT II, the Company hereby represents and warrants to the Purchaser as follows:

         3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Investor Rights Agreement in the form attached hereto as
EXHIBIT III (the "INVESTOR RIGHTS AGREEMENT," and together with this Agreement and the Certificate of Designations, the "FINANCING AGREEMENTS"), to issue and sell the Units, and to carry out the provisions of the Financing Agreements, and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing in each jurisdiction in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business. The Company does not own, directly or indirectly, equity securities of any other corporation, limited partnership, limited liability company or other similar entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

         3.2 CAPITALIZATION. The authorized capital stock of the Company as of January 31, 1999 consisted of (a) 20,000,000 shares of Common Stock, of which 9,150,000 shares are issued and outstanding, and (b) immediately prior to the Closing, 10,000,000 shares of Preferred Stock, of which 5,000,000 will be designated Series A Preferred Stock. All issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The rights, preferences, privileges and restrictions of the Preferred Stock are as stated in the Certificate of Designations. The Conversion Shares have been duly and validly reserved for issuance. Except as may be granted pursuant to the Financing Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholders agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. When issued in compliance with the provisions of this Agreement and the Certificate of Designations, the Units and the Conversion Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; PROVIDED, HOWEVER, that the Units and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws. A schedule describing the capitalization of the Company as of the Closing is attached as EXHIBIT IV hereto.

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         3.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the Financing Agreements, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Units pursuant hereto and the Conversion Shares pursuant to the Articles of Incorporation has been taken or will be taken prior to the Closing. The Agreement and the Financing Agreements, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (ii) general principles of equity that restrict the availability of equitable remedies; and (iii) to the extent that the enforceability of any indemnification provisions may be limited by applicable laws. The sale of the Units and the subsequent conversion of the Units into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

         3.4 FINANCIAL STATEMENTS. The Company has provided to the Purchaser (i) the unaudited consolidated balance sheet of the Company as of December 31, 1999 (the "Balance Sheet Date"), together with the unaudited consolidated statements of operations, unaudited consolidated statements of shareholders' equity, and unaudited consolidated statements of cash flows for the fiscal year then ended (collectively, the "FINANCIAL STATEMENTS"). To the Company's knowledge, the Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business after the Balance Sheet Date and (ii) obligations under contracts and commitments incurred in the ordinary course of business which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company knows of no information or fact which has or would have a material adverse effect on the financial condition, business or business prospects of the Company which has not been disclosed to the Purchasers.

         3.5 LIABILITIES. The Company has no material liabilities and, to the best of its knowledge, the Company knows of no material contingent liabilities, not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business subsequent to the Balance Sheet Date which have not been, either in any individual case or in the aggregate, materially adverse.

         3.6 CHANGES. Since the Balance Sheet Date, and excluding the transactions contemplated by the Financing Agreements, there has not been:

                  (A) Any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition or operations of the Company.

                  (B) Any resignation or termination of any key officers of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

                  (C) Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

                  (D) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

                  (E) Any waiver by the Company of a valuable right or of a material debt owed to it;

                  (F) Any direct or indirect loans made by the Company to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

                  (G) Any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Company;

                  (H) Any declaration or payment of any dividend or other distribution of the assets of the Company;

                  (I) Any labor organization activity;

                  (J) Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

                  (K) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets of the Company;

                  (L) Any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company, including compensation agreements with the Company's employees; or

                  (M) Any other event or condition of any character that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, operations or prospects of the Company.

         3.7 MATERIAL CONTRACTS. "MATERIAL CONTRACTS" are any contracts, agreements, leases, commitments, or proposed transactions, judgments, orders, writs or decrees, written or oral, absolute or contingent, by which the Company is bound, other than (i) contracts for the purchase of supplies and services that were entered into in the ordinary course of business and that do not involve more than $20,000, and do not extend for more than one year beyond the date hereof; (ii) sales contracts entered into in the ordinary course of business; and (iii) contracts terminable at will by the Company on no more than 30 days' notice without cost or liability to the Company and that do not involve any employment or consulting arrangement and are not material to the conduct of the Company's business. For the purpose of this paragraph, employment and consulting contracts and contracts with labor unions, and license agreements and any other agreements relating to the Company's acquisition or disposition of patent, copyright, trade secret or other proprietary rights or technology (other than standard end-user license agreements) shall not be considered to be contracts entered into in the ordinary course of business. Each Material Contract of the Company is a legal, valid and binding obligation, enforceable in accordance with its terms with respect to the Company and any other parties bound thereby, and true and complete copies of all Material Contracts have been made available to Purchasers. The Company has not been given notice that any other party is currently in breach of any of the terms of any Material Contract. There is no default or event that, with notice or lapse of time, or both, would conflict with or constitute a breach of any Material Contract or would result in the creation or imposition of any lien or encumbrance on the Company, or any of the Company's property. The Company has not received notice that any party to any Material Contract intends to cancel, amend or terminate any such agreement.

         3.8 OBLIGATIONS TO RELATED PARTIES. There are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (i) for payment of salary for services rendered since the commencement of the Company's most recent payroll period; (ii) reimbursement for reasonable expenses incurred on behalf of the Company; (iii) for other standard employee benefits made generally available to all employees; and (iv) certain loans from Cathy Ross, Robert Anderson and David Clark to the Company. Except as disclosed on the Disclosure Schedule hereto, none of the officers, directors or stockholders of the Company, or any members of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, except that officers, directors and/or stockholders of the Company may own stock in publicly traded companies which may compete with the Company. No officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company).

Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         3.9 ASSETS. The Company has good and, with respect to real property, marketable, title to all of its real and personal property, including all assets reflected on the balance sheets included in the Financial Statements or acquired by the Company since the Balance Sheet Date, all of which are in good operating condition and free and clear of material restrictions on or conditions to transfer or assignment, and free and clear of all liens, claims, mortgages, pledges, charges, equities, easements, rights of way, covenants, conditions, security interests, encumbrances, or restrictions, except for liens for current taxes not yet due and payable or being contested in good faith. Set forth on
Item 3.9 of the Disclosure Schedule is a correct and complete list of all real property owned by the Company, and a list (including the amount of annual rents called for and a summary description of the leased property) of all leases under which the Company is a lessee. The properties and leases listed on Item 3.9 of the Disclosure Schedule are sufficient for the conduct of the Company's business as now being and presently planned to be conducted. The Company holds a valid leasehold interest in all leases listed on Item 3.9 of the Disclosure Schedule, free of any liens, claims, or encumbrances granted by the Company, except for those described in the first sentence of this Section 3.9, and is not in default under any such lease. The Company enjoys peaceful and undisturbed possession of all premises owned by them, or leased to them from others, and do not occupy any real property in material violation of any law, regulations, or decree.

         3.10 INTELLECTUAL PROPERTY. The Company owns rights to all intellectual property necessary to conduct its business as now being conducted and as planned to be conducted, including all such rights relating to patents, patent applications, trademarks, service marks, copyrights, applications therefor, trade names, trade secrets, export of technology and other information (collectively "PROPRIETARY INFORMATION"). The Company possesses commercial rights to all Proprietary Information and the Proprietary Information is not subject to any kind of lien, judgment or other encumbrance. True and complete copies of all papers and documents relating to the Proprietary Information have been made available to Purchasers, including all patent application file histories, trademark and service mark application file histories, copyright registration file histories, license and option negotiation papers, purchase negotiation papers, and all licenses, assignments and agreements relating to the Proprietary Information. There is no pending or, to the knowledge of the Company, threatened claim or litigation against the Company relating to the Proprietary Information. To the Company's knowledge and belief, there is no valid claim that can be asserted by or against a third party for infringement, misappropriation, breach or otherwise relating to the Proprietary Information. The Company has entered, or will promptly following the Closing, enter into confidentiality agreements (the "EMPLOYEE CONFIDENTIALITY AGREEMENTS") with all employees who have or are likely to have as part of their association with the Company knowledge of the present Proprietary Information and any future information that would be considered Proprietary Information hereunder, in substantially the form attached hereto as EXHIBIT V. Except as set forth on Item
3.10 of the Disclosure Schedule, no employee has retained any ownership rights in any Proprietary Information or any other intellectual property rights related to the business, products or services of the Company. Except as may be set forth on Item 3.10 of the Disclosure Schedule, no shareholder, director, officer or employee of the Company has any right, title or interest in or to any of the Proprietary Information. The Company has taken reasonable measures to protect the secrecy and confidentiality of and its rights in the Proprietary Information.

         3.11 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any term of its Articles of Incorporation or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Company which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. The execution, delivery, and performance of and compliance with this Agreement, and the Financing Agreements, and the issuance and sale of the Units pursuant hereto and of the Conversion Shares pursuant to the Articles of Incorporation, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit license, authorization or approval applicable to the Company, their business or operations or any of their assets or properties.

         3.12 LITIGATION. There are no actions, suits, or legal, administrative, or other proceedings or investigations pending or, to the best of the Company's knowledge, threatened before any court, agency, or other tribunal to which the Company is a party or against or affecting any of the property, assets, businesses, or financial condition of the Company. The Company is not in default with respect to any order, writ, injunction, or decree of any federal, state, local or foreign court, department, agency, or instrumentality to which it is a party.

         3.13 TAXES. The Company has timely filed all federal, state, county, local and foreign tax returns and reports within the times and in the manner prescribed by law and has paid (or made adequate provision in the Financial Statements for) all taxes shown due on such returns, as well as all other assessments and penalties which have become due and payable. The Company's federal income and other tax returns have not been audited by the Internal Revenue Service or any other taxing authority and no notice of audit has been received. The Company has received no notice of any disputes, deficiency assessments, or proposed adjustments to taxes payable by the Company.

         3.14 EMPLOYEES AND CONSULTANTS. Except as set forth on Item 3.14 of the Disclosure Schedule, the Company has not entered into any arrangement with any present or former employee that will result in any obligation of the Company to make any payment to such employee upon termination. To the Company's knowledge, no employee of or consultant to the Company is in material violation of any term of any employment contract or any other contract or agreement relating to the relationship of any such employee or consultant with the Company. The Company has not received notice that any executive officer intends to terminate his employment with the Company, nor does the Company have any present intention to terminate the employment of any executive officer. To the Company's knowledge, none of its employees are obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of his/her reasonable diligence to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is obligated, which conflict, breach, or default would be materially adverse to the Company.

         3.15 EMPLOYEE BENEFITS MATTERS. The Company does not maintain or contribute to any plan or arrangement that constitutes an "employee pension benefit plan" as defined in Section 3(2) of ERISA, and is not obligated to contribute to or accrue or pay benefits under any deferred compensation or retirement funding arrangement.

         3.16 REGISTRATION RIGHTS. Except as required pursuant to the Investor Rights Agreement, the Company is presently not under any obligation, and has not granted any rights, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

         3.17 GOVERNMENTAL APPROVALS/THIRD PARTY CONSENTS. All consents, approvals, or authorizations of, or registrations, qualifications, designations, declarations, or filings with any federal or state governmental authority, and all consents, approvals or authorizations of any third party required in connection with the execution of the Financing Agreements and the performance of the transactions contemplated hereby (including the issuance and sale of the Units) have been obtained by the Company. The Company has, or has rights to acquire, all licenses, permits, and other similar authority necessary for the conduct of its business as now being conducted by it and as planned to be conducted, the lack of which could materially and adversely affect the operations or condition, financial or otherwise, of the Company, and it is not in default in any material respect under any of such licenses, permits or other similar authority.

         3.18 COMPLIANCE WITH LAWS. (a) To the best of its knowledge, the Company has complied with and is in compliance in all material respects with all foreign, federal, state and local statutes, laws, ordinances, regulations, rules, judgments, orders and decrees applicable to it and its assets, business and operations, and (b) the Company has received no written notice of any claim of default under or violation of any statute, law, ordinance, regulation, rule, judgment, order or decree except for any such noncompliance or claim of default or violation, if any, which in the aggregate do not and will not have a material adverse effect on the property, operations, financial condition or prospects of the Company.

         3.19 ENVIRONMENTAL MATTERS. The Company is in compliance in all material respects with all environmental and occupational health and safety laws and, to its knowledge, no material expenditures are or will be required in order to comply with any such laws.

         3.20 OFFERING VALID. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 hereof, the offer, sale and issuance of the Units and the Conversion Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT") and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

         3.21 ACCURACY OF INFORMATION FURNISHED. The Financing Agreements, as well as any exhibit, certificate, written statement, material or information furnished by or on behalf of the Company pursuant thereto or in connection with the transactions contemplated thereby to the Purchasers, do not contain any untrue statement of a material fact or omit to state any material fact that is necessary to make the statements contained herein or therein not misleading.

         3.22 INSURANCE. The Company maintains property and casualty, general liability and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

         3.23 INVESTMENT COMPANY ACT. The Company is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         3.24 ACCOUNTS RECEIVABLE. All notes and accounts receivable of the Company are reflected properly on its books and records, are valid receivables subject to no setoffs or counterclaims, and are current and collectible in accordance with their terms at their recorded amounts, except for the reserve for bad debts set forth on the balance sheet included in the Financial Statements as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company, which reserve has been established and maintained in accordance with GAAP consistently applied.

         3.25 RELATIONSHIPS WITH CUSTOMERS AND SUPPLIERS. The Company believes that the relationships of the Company with its existing customers and suppliers are sound, and there is no basis to believe that any of the primary customers or suppliers of the Company will materially and adversely change the manner in which they currently conduct business with the Company. The Company does not know of any written or oral communication, fact, event or action which exists or has occurred within 120 days prior to the date of this Agreement which would indicate that any of the following shall terminate or materially reduce its business with the
Company:

                  (a) any customer of the Company which accounted for over one percent of total net sales of the Company for its most recently completed fiscal year; or

                  (b) any supplier to the Company of items essential to the conduct of the business, which items cannot be replaced at comparable cost and the loss of which could reasonably be expected to have a material adverse effect on the Company.

SECTION 4.        REPRESENTATIONS AND WARRANTIES OF PURCHASER.

         The Purchaser makes the following representations and warranties to the Company that:

         4.1 REQUISITE POWER AND AUTHORITY. Purchaser is an individual, or a corporation, limited liability company, or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite partnership or corporate power and authority to own its assets and operate its business. Purchaser has all necessary corporate or partnership power and authority under all applicable provisions of law to execute and deliver this Agreement and the Financing Agreements and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Financing Agreements have been or will be effectively taken prior to the Closing Date. Upon their execution and delivery, this Agreement and the Financing Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights;
(ii) general principles of equity that restrict the availability of equitable remedies; and (iii) to the extent that the enforceability of any indemnification provisions may be limited by applicable laws.

         4.2 INVESTMENT REPRESENTATIONS. Purchaser understands that the Units have not been registered under the Securities Act. Purchaser also understands that the Units are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in this Agreement. Purchaser hereby represents and warrants as follows:

                  (A) PURCHASER BEARS ECONOMIC RISK. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Units are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Units under the circumstances, in the amounts or at the times Purchaser might propose.

                  (B) ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Units for Purchaser's own account for investment only, and not with a view toward their distribution.

                  (C) PURCHASER CAN PROTECT ITS INTEREST. Purchaser represents that by reason of his business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement and the Financing Agreements.

                  (D) ACCREDITED INVESTOR. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

                  (E) COMPANY INFORMATION. Purchaser has received and read the Financial Statements and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser also has had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

                  (F) RULE 144. Purchaser acknowledges and agrees that the Units must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the number of shares being sold during any three-month period not exceeding specified limitations.

                  (G) RESIDENCE. The office or offices of the Purchaser in which its investment decision was made is located at the address or addresses of the Purchaser as stated on the signature pages to this Agreement.

         4.3 RESTRICTIVE LEGENDS. Purchaser agrees to the imprinting, so long as required by law, of a legend on certificates representing all of the Preferred Stock or the Conversion Shares to the following effect:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR

         OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

SECTION 5.        CONDITIONS TO CLOSING.

         5.1 CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING. Purchasers' obligations to purchase the Units at a Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions:

                  (A) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of each Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

                  (B) LEGAL INVESTMENT. On the Closing Date, the sale and issuance of the Units shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

                  (C) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Financing Agreements (except for such as may be properly obtained subsequent to the Closing).

                  (D) FILING OF CERTIFICATE. The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware.

                  (E) CORPORATE DOCUMENTS. The Company shall have delivered to the Purchaser or their counsel, copies of all corporate documents of the Company as the Purchaser shall reasonably request.

                  (F) RESERVATION OF CONVERSION SHARES. The Conversion Shares issuable upon conversion of the Units shall have been duly authorized and reserved for issuance upon such conversion.

                  (G) CERTIFICATES. The Company shall have delivered to the
Purchaser:

                           (1) a certificate, as of the most recent practical
date, of the Secretary of State of Delaware as to the Company's good standing;

                           (2) a certificate of the Secretary of the Company
dated as of each Closing Date, certifying as to (i) the incumbency of officers of the Company executing the Financing Agreements and all other documents executed and delivered in connection therewith; (ii) a copy of the Articles of Incorporation, as amended, in effect on the Closing Date; (iii) a copy of the Bylaws of the Company, in effect on the Closing Date; and (iv) a copy of the resolutions or consents of the Board of Directors of the Company authorizing and approving the Company's execution, delivery and performance of the Financing Agreements; and

                           (3) a certificate, executed by the President of the
Company as of each Closing Date, certifying to the fulfillment of all of the conditions of the Purchasers' obligations under this Agreement, as set forth in this Section 5.

                  (H) INVESTOR RIGHTS AGREEMENT. The Investor Rights Agreement substantially in the form attached hereto as EXHIBIT III shall have been executed and delivered by the parties thereto.

                  (I) NON-COMPETITION AGREEMENT. The founders of the Company will enter into non-competition agreements in the form attached hereto as
EXHIBIT VI.

                  (J) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser and its special counsel, and the Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY AT CLOSING. The Company's obligation to issue and sell the Units at the Closing is subject to the satisfaction, on or prior to the Closing, of the following conditions:

                  (A) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct in all material respects at each Closing Date, with the same force and effect as if they had been made on and as of said date.

                  (B) PERFORMANCE OF OBLIGATIONS. The Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by the Purchaser on or before the Closing.

                  (C) FILING OF CERTIFICATE. The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware.

                  (D) INVESTOR RIGHTS AGREEMENT. The Investor Rights Agreement substantially in the form attached hereto as EXHIBIT III shall have been executed and delivered by the parties thereto.

                  (E) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Financing Agreements (except for such as may be properly obtained subsequent to the Closing).

SECTION 6.        COVENANTS OF THE COMPANY FOR THE PERIOD FOLLOWING CLOSING.

         Until the date upon which all Units held by the Purchaser (including any capital stock of the Company issued upon conversion of the Series A Preferred Stock) are no longer outstanding, the Company covenants to the Purchaser and agrees as follows:

         6.1 USE OF PROCEEDS. The Company shall use all proceeds from the sale of the Units to Purchasers pursuant to this Agreement for financing of expenditures related to general working capital.

         6.2 MAINTENANCE OF CORPORATE STATUS. The Company shall maintain, and shall cause each affiliate to maintain, its corporate or partnership existence in good standing or effective under the laws of its jurisdiction of organization and any other states or jurisdictions in which its failure to qualify as a foreign corporation or entity would have a material adverse effect on its operations or financial condition.

         6.3 COMPLIANCE WITH GOVERNING DOCUMENTS. The Company shall comply, and shall cause each affiliate to comply, in all material respects with its Articles of Incorporation, Bylaws or other governing documents.

         6.4 COMPLIANCE WITH LAWS, LICENSES AND PERMITS; NO INFRINGEMENT. The Company shall comply with all applicable federal, state, local, foreign and other laws, regulations and ordinances, and with all applicable federal, state, local and foreign governmental licenses and permits necessary for conducting its business, except to the extent that any noncompliance would not have a material adverse effect upon the Company. The Company shall not knowingly engage in any activities that infringe upon the intellectual property rights of any other person, corporation, partnership or other entity which could have a material adverse effect upon the Company.

         6.5 DISCHARGE OF OBLIGATIONS. The Company shall pay and discharge all taxes, assessments, and governmental charges lawfully levied or imposed upon it (in each case before they become delinquent and before penalties accrue), all lawful claims for labor, materials, supplies and rents, and all other debts and liabilities that if unpaid would by law be a lien or charge upon any of the asserts or properties of the Company or lead to suspension of the business of the Company (except to the extent contested in good faith by the Company and for which adequate reserves are established).

         6.6 MAINTENANCE OF PROPERTIES. The Company shall maintain all real and personal property used in the business of the Company in good operating condition, and shall make all repairs, renewals, replacements, additions and improvements to those properties as are necessary or appropriate in the ordinary course of business.

         6.7 MAINTENANCE OF PROPRIETARY INFORMATION. The Company shall maintain all Proprietary Information, and all applications and registrations therefor owned or held by the Company, in full force and effect, except as otherwise determined in the ordinary course of business. The Company shall not encumber its Proprietary Information owned by it except in the ordinary course of the Company's business, and shall maintain the confidentiality and trade secret status of all Proprietary Information that is confidential except where disclosure is necessary to obtain copyright registrations or patents, or is necessary or desirable in the ordinary course of the Company's business. The Company shall enter into and maintain a Confidential Information Agreement, in the form attached at EXHIBIT V, with each employee and, as appropriately modified, each consultant to the Company who has or is likely to have as part of their employment or association with the Company knowledge of the present Proprietary Information and any future information that would be considered Proprietary Information hereunder, and shall enter into and maintain a Noncompete Agreement, in the form attached at EXHIBIT VI with each key management employee of the Company.

         6.8 COMPENSATION OF DIRECTORS. The Company shall endeavor to hold meetings of its Board of Directors at least four times each year and at intervals of not more than three months. The Articles of Incorporation or By-Laws of the Company shall at all times during which any nominee of the Investors serves as director of the Company provide for indemnification of the directors and limitations on the liability of the directors to the fullest extent permitted under applicable state law. Each member of the Board of Directors shall be entitled to reimbursement by the Company for all out-of-pocket expenses, including, without limitation, travel expenses, incurred by such director in connection with the performance of such directors duties, subject to approval by the Board of Directors, such approval not to be unreasonably withheld.

         6.9 BOOKS AND RECORDS. The Company shall, and shall cause each affiliate to, keep proper books of records and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each affiliate in accordance with GAAP. The Company shall provide the Purchaser with access to all such books and records and allow the Purchaser to make copies and abstracts thereof at reasonable times.

         6.10 INSURANCE. The Company will keep its insurable properties insured by financially sound and reputable insurers against the perils of liability, casualty, fire and extended coverage in amounts of coverage at least equal to those customarily maintained by companies in the same or a similar business of similar size. The Company will also maintain with such insurers insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for corporations engaged in the same or a similar business of similar size.

        6.11 AFFILIATED TRANSACTIONS. All material transactions by and between the Company and any director, officer, key employee or shareholder of the Company, or persons controlled by or affiliated with such director, officer, key employee or shareholder, shall be conducted on an arm's-length basis, shall be on terms and conditions no less favorable to the Company than could be obtained from nonrelated persons and shall be approved in advance by the Board of Directors after full disclosure of the terms thereof, for which purpose the interested party, if a Director, and any affiliate of the interested party who is a Director shall not be entitled to vote.

         6.12 BOARD REPRESENTATION. The Company shall cause one designee of the Purchaser to be nominated and elected as a Director, or as an observer to the Board of Directors, of the Company.

SECTION 7         MISCELLANEOUS.

         7.1 GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York.

         7.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         7.3 ASSIGNMENT; SUCCESSORS AND ASSIGNS. Upon written notice to the Company, the Units issued hereunder may be sold, transferred, assigned or hypothecated at any time and the term the "Purchaser" as used herein shall include any transferee to whom the Units are transferred. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Units from time to time.

         7.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Financing Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         7.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         7.6 AMENDMENT AND WAIVER. This Agreement may be amended or modified only upon the written consent of the Company, and the holders of at least sixty-six percent (66%) of the Units.

         7.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Financing Agreements or the Certificate, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Purchaser's part of any breach, default or noncompliance under this Agreement, the Financing Agreements or under the Certificate or any waiver on such party's part of any provisions or conditions of the Agreement, the Financing Agreements, or the Certificate must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Financing Agreements, the Certificate, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

         7.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;
(iii) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to Purchaser at the address set forth on the signature pages hereto or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

         7.9 EXPENSES. Except as otherwise specifically provided in this Agreement, the parties hereto shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement.

         7.10 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold the Purchaser harmless against any loss, liability, damage or expense (including reasonable legal fees and costs) which Purchaser may suffer, sustain or become subject to as a result of or in connection with the breach by the Company of any representation, warranty, covenant or agreement of the Company contained in this Agreement or the Financing Agreements, PROVIDED, HOWEVER that the maximum amount for which the Purchaser shall be liable pursuant to this
Section 7.10 shall equal the amount paid for the Purchaser's Units.

         7.11 INDEMNIFICATION BY THE PURCHASER. Purchaser agrees to indemnify and hold the Company harmless against any loss, liability, damage or expense (including reasonable legal fees and costs) which the Company may suffer, sustain or become subject to as a result of or in connection with the breach by the Purchaser of any representation, warranty, covenant or agreement of the Purchaser contained in this Agreement or the Financing Agreements, PROVIDED, HOWEVER that the maximum amount for which the Purchaser shall be liable pursuant to this Section 7.11 shall equal the amount paid for the Purchaser's Units.

         7.12 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         7.13 COUNTERPARTS. This Agreement may be delivered via facsimile and may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         7.14 BROKER'S FEES. Other than as set forth on the Disclosure Schedule, each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 7.14 being untrue.

         7.15 ARBITRATION. The parties hereby covenant and agree that any legal suit, dispute, claim, demand, controversy or cause of action of every kind and nature whatsoever, known or unknown, fixed or contingent, that any party may now have or at any time in the future claim to have based in whole or in part, or arising from or out of or that in any way is related to the negotiations, execution, interpretation or enforcement of this Agreement (collectively, the "DISPUTES") shall be completely and finally settled by submission of any such Disputes to arbitration under the rules of the American Arbitration Association ("AAA") then in effect. There shall be one arbitrator, and such arbitrator shall be chosen by mutual agreement of the parties in accordance with AAA rules. Unless the parties agree otherwise, the arbitration proceedings shall take place in New York, New York. The arbitrator shall apply New York law to all issues in dispute, in accordance with Section 7.1 above. Notice of demand for arbitration shall be filed in writing with the other party to this Agreement and with the AAA. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such Dispute would be barred by the applicable statute of limitations. The findings of the arbitrator shall be final and binding on the parties. Judgment on such award may be entered in any court of competent jurisdiction, or application may be made to that court for a judicial acceptance of the award and an order or enforcement, as the party seeking to enforce that award may elect. The prevailing party in any such action shall be entitled to receive from the losing party all reasonable costs and expenses, including the reasonable fees of attorneys, accountants, and other experts, incurred by the prevailing party in investigating and prosecuting (or defending) such action, together with any such fees which may be incurred in enforcing any award of judgment.

         7.16 PRONOUNS. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as the identity of the parties hereto may require.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed the UNIT PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

         COMPANY:

         NATURALIST.COM, INC.

         By:___________________________________
                  Name:
                  Title:

         PURCHASER:

         THE FINANCIAL COMMERCE NETWORK, INC.

         By: __________________________________
                  Name:

                  Title:

                      NON-QUALIFIED STOCK OPTION AGREEMENT

         THIS AGREEMENT, made as of this ___ day of March 2000, by and between Naturalist.com, Inc., a Delaware corporation (the "Grantor") having its principal office at 322 Seventh Avenue, 3rd Floor, New York, NY 10001, and The Financial Commerce Network, Inc. (the "Optionee").

                              W I T N E S S E T H :

         WHEREAS, the Grantor and the Optionee have entered into a Unit Purchase Agreement, dated as of March __, 2000 (the "Unit Purchase Agreement"); and

         WHEREAS, pursuant to the Unit Purchase Agreement, the Grantor has agreed to grant the Optionee an option (the "Option") to purchase shares of the Grantor's Series A Convertible Preferred Stock, $___ par value per share (the "Preferred Stock").

         NOW, THEREFORE, in consideration of the Unit Purchase Agreement, and for other good and valuable consideration, the Grantor hereby grants the Optionee the option on the following terms and conditions:

1.       OPTION.

         Pursuant to the resolutions passed by the Board of Directors of the Company on March __, 2000 (the "Resolutions"), the Grantor hereby grants to the Optionee an option , not qualified as described in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase, at any time and from time to time prior to 5:00 p.m. (East Coast time) on March __, 2005 up to an aggregate of Two Hundred Fifty Thousand (250,000) fully paid and non-assessable shares of Preferred Stock (the "Shares"), subject to the terms and conditions set forth below.

2.       PURCHASE PRICE.

         The purchase price shall be $[INSERT PRICE OF THE PREFERRED STOCK IN THE CERTIFICATE OF DESIGNATIONS] per Share. The Grantor shall pay all original issue or transfer taxes on the exercise of this option and all other fees and expenses necessarily incurred by the Grantor in connection therewith.

         3.       EXERCISE OF OPTION.

         (a) The Optionee shall notify the Grantor by registered or certified mail, return receipt requested, addressed to its principal office as to the number of Shares which Optionee desires to purchase under the option herein granted, which notice shall be accompanied by payment (by cash or certified check) of the option price therefor as specified in Paragraph 2 above. As soon as practicable thereafter, the Grantor shall cause to be delivered to the Optionee certificates issued in the Optionee's name evidencing the Shares purchased by the Optionee.

         (b) The option granted hereunder may be exercised by the Optionee on the date of this Agreement until March __, 2005;

4.       BRING-ALONG RIGHTS.

         In the event the Grantor elects to sell their shares of Preferred Stock to a third party acquirer ("Third Party Acquirer"), and the Third Party Acquirer, as a condition of sale, requires a sale to it of all the capital stock of the Grantor, the Grantor may require the Optionee to participate in a sale thereof to the Third Party Acquirer upon substantially the same terms and conditions as the Grantor (based on a per share basis).

5.       DIVISIBILITY AND ASSIGNABILITY OF THE OPTION.

         (a) The Optionee may exercise the option herein granted from time to time subject to the provisions of Section 3 above with respect to any whole number of Shares included therein, but in no event may an option be exercised as to less than ten thousand (10,000) Shares at any one time, or the remaining Shares covered by the option if less than ten thousand (10,000).

         (b) Upon written notice to the Company, the Optionee may give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the options herein granted or any interest therein.

6.       STOCK AS INVESTMENT.

         (a) By accepting this option, the Optionee agrees for himself, his heirs and legatees that any and all Shares purchased hereunder shall be acquired for investment purposes only and not for sale or distribution, and upon the issuance of any or all of the Shares issuable under the option granted hereunder, the Optionee, or his heirs or legatees receiving such Shares, shall deliver to the Grantor a representation in writing, that such Shares are being acquired in good faith for investment purposes only and not for sale or distribution. Grantor may place a "stop transfer" order with respect to such Shares with its transfer agent and place an appropriate restrictive legend on the stock certificate(s) evidencing such Shares.

         (b) Unless a registration statement is filed with the Securities and Exchange Commission covering the Shares issuable upon the exercise of the option, such Shares will be restricted securities. Sales of such restricted securities may be made only in compliance with an available exemption from such registration.

7.       RESTRICTION ON ISSUANCE OF SHARES.

         The Grantor shall not be required to issue or deliver any certificate for unrestricted Shares purchased upon the exercise of any option granted hereunder unless (a) the issuance of such Shares has been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or counsel to the Grantor shall have given an opinion that such registration is not required; (b) approval, to the extent required, shall have been obtained from any state regulatory body having jurisdiction thereof; and (c) permission for the listing of such Shares, if required, shall have been given by any national securities exchange on which the Common Shares of the Grantor are at the time of issuance listed.

8.       ADJUSTMENT IN EVENT OF CHANGE IN PREFERRED STOCK.

         (a) In the event of any stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, reclassifications, combinations of shares, rights offerings, split-ups or extraordinary dividends (including spin-offs), divestiture, liquidations, or any other change in the corporate structure of Shares, an appropriate adjustment shall be made pursuant to the Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock or by the Board of Directors, as the case may be, as determined by the Board of Directors and/or any authorized committee thereof, in the aggregate number of shares of Preferred Stock issuable upon exercise of the outstanding Options, and the purchase price per share.

         (b) No adjustment shall be made with respect to stock dividends or splits which do not exceed 5% in any fiscal year, cash dividends or the issuance to shareholders of the Grantor of rights to subscribe for additional Shares or other securities.

         (c) Any adjustment in the number of Shares shall apply proportionately to only the unexercised portion of the option granted hereunder. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Shares.

9.       BINDING EFFECT.

         Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, legal representatives and assigns.

10.      NO RIGHTS IN OPTION STOCK.

         Optionee shall have no rights as a shareholder in respect of Shares as to which the option granted hereunder shall not have been exercised and payment made as herein provided.

11.      MISCELLANEOUS.

         This Agreement shall be construed under the laws of the State of New York, without application to the principles of conflicts of law. Headings have been included herein for convenience of reference only, and shall not be deemed a part of this Agreement. References in this Agreement to the pronouns "him," "he" and "his" are not intended to convey the masculine gender alone and are employed in a generic sense and apply equally to the feminine gender or to an entity.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                         NATURALIST.COM, INC.

                                         By:__________________________________

                                                  Cathy Ross
                                                  President

                                         ACCEPTED AND AGREED TO:

                                         THE FINANCIAL COMMERCE NETWORK, INC.

                                         By:____________________________________
                                         Name:
                                        Title:

                                  Schedule 3.1
                  ORGANIZATION, GOOD STANDING AND QUALIFICATION
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.

                                      NONE

                                  SCHEDULE 3.3
                                  Authorization
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.


                                      NONE

                                  SCHEDULE 3.2
                                 CAPITALIZATION
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.

1. Investor subscriptions for Common Stock of the Company for $1.00 per share up to $500,000.

2. 5,000 Warrants exercisable at $1.00 per share to be issued to Paxton Bowman related to purchase of EnviroNetwork, Inc. (see Schedule 3.7).

3. 20,000 Warrants per Unit exercisable at $1.00 per share to be issued to William Burke (see Schedule 3.7).

                                  SCHEDULE 3.4
                              FINANCIAL STATEMENTS
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.

                                      NONE

                                  SCHEDULE 3.5
                                   LIABILITIES
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.

                                      NONE

                                  SCHEDULE 3.6
                                     CHANGES
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.

                                      NONE

                                  SCHEDULE 3.7
                               MATERIAL CONTRACTS
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.

1.       Investor Subscription Documents (see Schedule 3.2)

2.       Lease for 322 Seventh Avenue, 3F, New York, New York.

3.       Lease Agreements with Alexander, Westcott Leasing Co.

4.       William Burke Finders Fee Agreement

5.       Partnership Agreements

                           Amazon.com
                           Beautybuys.com
                           Garden.com
                           Mothernature.com
                           Pets.com
                           PlanetRx
                           Proflowers.com
                           REI.com
                           Travelocity.com
                           World Food Supply.com

6.       Acquisition Agreement between the Company and EnviroNetwork, Inc.

7. Letter Agreement relating to license and acquisition with Outdoors Network, Inc.

                                  SCHEDULE 3.8
                         OBLIGATIONS TO RELATED PARTIES
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.

1.       Reflected in Financial Statements.

                                  SCHEDULE 3.9
                                     ASSETS
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.

1.       Lease for 322 Seventh Avenue, 3F, New York, New York (see Schedule
         3.7).

2.       Lease Agreements with Alexander, Wescott Leasing Co. (see Schedule
         3.7).

3.       Fixed Assets (included in Financial Statements).

                                  SCHEDULE 3.10
                              Intellectual Property
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.

1. Pending Trademark Application with Mr. Trademark.com to all on-line rights to Naturalist.

                                  SCHEDULE 3.11
                        COMPLIANCE WITH OTHER INSTRUMENTS
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.

                                      NONE

                                  SCHEDULE 3.12
                                   LITIGATION
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.

                                      NONE

                                  SCHEDULE 3.13
                                      Taxes
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.





                                      NONE

                                  SCHEDULE 3.14
                            Employees and Consultants
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.



         1. Public Relations consulting Agreement for Elizabeth Wayne.

                                  SCHEDULE 3.15
                            Employee Benefit Matters
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.




                                      NONE

                                  SCHEDULE 3.16
                               Registration Rights
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.



                                      NONE

                                  SCHEDULE 3.18
                              Compliance with Laws
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.



                                      NONE

                                  SCHEDULE 3.19
                              Environmental Matters
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.



                                      NONE

                                  SCHEDULE 3.20
                                 Offering Valid
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.





                                      NONE

                                  SCHEDULE 3.21
                        Accuracy of Information Furnished
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.





                                      NONE

                                  SCHEDULE 3.22
                                    Insurance
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.





                                      NONE

                                  SCHEDULE 3.23
                             Investment Company Act
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.



                                      NONE

                                  SCHEDULE 3.24
                               Accounts Receivable
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.





                                      NONE

                                  SCHEDULE 3.25
                   Relationships with Customers and Suppliers
        OF THE UNIT PURCHASE AGREEMENT MADE EFFECTIVE AS OF MARCH 15,2000
                                     BETWEEN
          NATURALIST.COM, INC. AND THE FINANCIAL COMMERCE NETWORK, INC.





                                      NONE

                              NATURALIST.COM, INC.

                            INVESTOR RIGHTS AGREEMENT



                           TABLE OF CONTENTS                                             Page No.

RECITALS ......................................................................................1

1.       DEFINITIONS...........................................................................1

2.       REGISTRATION RIGHTS...................................................................3
         2.1      Request for Registration.....................................................3
         2.2      Piggyback Registration.......................................................5
         2.3      Expenses of Registration.....................................................5
         2.4      Obligations of the Company...................................................5
         2.5      Furnish Information..........................................................8
         2.6      Underwriting Requirements....................................................8
         2.7      Delay of Registration........................................................9
         2.8      Indemnification..............................................................9
         2.9      Reports Under Exchange Act..................................................12
         2.10     Assignment of Registration Rights...........................................12
         2.11     "Market Stand-Off" Agreement................................................12
         2.12     Covenants of the Company with Respect to Registered Securities..............13
         2.13     Termination of Registration Rights..........................................13

3.       OTHER COVENANTS OF THE COMPANY.......................................................14
         3.1      Basic Financial Information and Reporting Obligations.......................14
         3.2      Inspection; Confidentiality.................................................14
         3.3      Adverse Changes.............................................................15
         3.4      SEC Filings.................................................................15
         3.5      Assignment of Rights........................................................15

4.       MISCELLANEOUS........................................................................15
         4.1      Modifications and Waivers...................................................15
         4.2      Rights and Obligations of Third Parties.....................................15
         4.3      Notices.....................................................................15
         4.4      Entire Agreement............................................................16
         4.5      Severability................................................................16
         4.6      Headings....................................................................16
         4.7      Counterparts................................................................16
         4.8      Governing Law...............................................................16
         4.9      Delays or Omissions.........................................................16
         4.10     Arbitration.................................................................16
         4.11     No Inconsistent Agreements..................................................17



                            INVESTOR RIGHTS AGREEMENT


         This INVESTOR RIGHTS AGREEMENT is entered into as of the 15th day of March, 2000, by and between NATURALIST.COM, INC., a Delaware corporation (the "COMPANY"), and THE FINANCIAL COMMERCE NETWORK, INC. (the "INVESTOR").

                                    RECITALS

         A. The Company and the Investor has entered into that certain Unit Purchase Agreement, dated of even date herewith (the "PURCHASE AGREEMENT"), pursuant to which the Company will issue and sell, and the Investors will purchase, up to four units (the "UNITS"), each Unit consisting of 930,375 shares of the Company's Series A Preferred Stock (the "SERIES A PREFERRED STOCK") and options to purchase 250,000 shares of the Series A Preferred Stock (the "OPTIONS").

         B. As a condition to the closing of the purchase of the Units under the Purchase Agreement, the Company has agreed to provide registration and certain other rights to the Investors, and certain registration rights to the Common Stockholders, all as more particularly described herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

1.       DEFINITIONS

         Certain capitalized terms used in this Agreement are defined in the heading and the recitals hereof. The following additional terms have the meanings specified for purposes of this Agreement:

                  (A) "AS CONVERTED BASIS" shall mean, with reference to convertible securities of the Company, the number of shares of Common Stock into which such securities may be converted while giving effect to the exercise of comparable conversion rights held by others.

                  (B) "COMMON STOCK" shall mean (i) the common stock of the Company, $0.0001 par value per share; (ii) any other capital stock of the Company into which such common stock is converted, exchanged, reclassified or reconstituted; (iii) any warrants or options exercisable for any of the foregoing; and (iv) any right to receive any of the foregoing other than upon conversion of any security convertible into any of the foregoing.

                  (C) "CONTROL" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

                  (D) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, and the rules and regulations thereunder, as amended from time to time.

                  (E) "EXCLUDED REGISTRATION" shall mean (i) a registration statement on Form S-8 (or successor form) relating to the sale of securities to employees, directors or consultants of the Company pursuant to a stock option, stock purchase or similar employee benefit plan; (ii) a registration statement relating to a business combination within the meaning of Rule 145 of the Act; and (iii) a registration statement covering an underwritten offering of convertible debt securities, unless the managing underwriters or agent expressly consents thereto.

                  (F) "HOLDER" shall mean an Investor who holds Registrable Securities and their Permitted Transferees in accordance with Section 2.11 hereof at such time as such Persons shall own Registrable Securities.

                  (G) "PERSON" shall mean any natural person, incorporated entity, limited or general partnership, business trust, association, joint venture, limited liability company, agency (government or private), division, political sovereign, or subdivision or instrumentality, or any other entity of any kind, including those groups identified as "persons" in ss.ss. 13(d)(3) and 14(d)(2) of the Exchange Act, and any successor, by merger or otherwise, of such entity.

                  (H) The terms "REGISTER", "REGISTERED", and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document pursuant to and in compliance with the Securities Act, and the declaration or ordering of effectiveness by the SEC of such registration statement or document.

                  (I) "REGISTRABLE SECURITIES" shall mean any of the following:
(i) all shares of Common Stock owned now or in the future by any Holder; (ii) any shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock or the Series A Preferred Stock underlying the Options; (iii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clause (ii) above; and (iv) any securities issued in exchange for the Common Stock referenced in clause (iii) in any merger or reorganization of the Company excluding in all cases, however, any Registrable Securities sold or transferred by a person in a transaction in which rights are not assigned under Section 2.11. Securities will cease to be Registrable Securities when (a) they have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them; (b) they are transferred pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act; or (c) they have been otherwise transferred and new certificates for them not bearing a restrictive legend have been issued by the Company and the Company shall not have "stop transfer" instructions against them.

                  (J) "REQUIRED CONSENT" means the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Units, voting separately as a class.

                  (K) "SEC" shall mean the Securities and Exchange Commission.

                  (L) "SECURITIES ACT" shall mean the Securities Act of 1933, and the rules and regulations thereunder, as amended from time to time.

2.       REGISTRATION RIGHTS

         2.1      REQUEST FOR REGISTRATION.

                  (A) If the Company shall receive at any time after the effective date of an initial public offering ("IPO") a written request from the Holders of at least 50% the Registrable Securities that the Company file a registration statement under the Securities Act covering the registration of the number of Registrable Securities set forth in such notice held by such Holders, the Company shall within ten days of the receipt thereof, give written notice, in accordance with Section 5.3 hereof, of such request to all Holders of then outstanding Registrable Securities and take the actions set forth in Section
2.5. Each Holder that desires to include Registrable Securities in the registration statement shall notify the Company of the number of Registrable Securities to be so included within ten days following the receipt of such notice. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than 120 days after the receipt of such notice.

                  (B) Notwithstanding the foregoing, if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or President of the Company stating that, in the good faith judgment of the Company's Board of Directors (the "BOARD OF DIRECTORS"), such registration of Registrable Securities would interfere materially with, or require premature disclosure of, any financing, acquisition or reorganization involving the Company or any of its wholly-owned subsidiaries or would otherwise have a material adverse effect on the Company or the selling Holders if undertaken at the time requested, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 180 days after receipt of the request of the Holders; PROVIDED, HOWEVER, that the Company may not utilize this right more than once in any twelve month period.

                  (C) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.1:

                           (I) After the Company has effected one registration
pursuant to this Section 2.1 requested by the Holders and such prior registration has been declared or ordered effective. For purposes of the preceding sentence, a registration shall not be deemed to have been effective
(A) if after the applicable registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the selling Holders and such interference is not thereafter eliminated; or (B) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the selling Holders;

                           (II) During the period starting with the date 90 days
prior to the Company's good faith estimate of the date of filing of, and ending 180 days after the effective date of, any registration statement for a public offering as to which registration rights may be available to Holders of Registrable Securities pursuant to Section 2.2 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                           (III) If, within 30 days of receipt of a written
request from the Holder or Holders pursuant to Section 2.1(a), the Company gives notice to such Holder or Holders of the Company's intention to make a public offering within 30 days.

         2.2 PIGGYBACK REGISTRATION. If at any time the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders, and a registration under section 2.1) any of its stock or other securities under the Securities Act (other than in connection with an IPO or other than an Excluded Registration), the Company shall promptly give each Holder written notice of such proposed registration (which shall include, to the extent known at the time, a list of the jurisdictions in which the Company intends to qualify such securities under the applicable blue sky or other state securities laws, the proposed offering price or the range thereof, and the plan of distribution). Upon the written request of each Holder within 30 days after such notice is given by the Company to such Holder, the Company shall take the actions set forth in Section 2.5 to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered in accordance with this Section
2.2. Neither the giving of any notice nor the making of any request hereunder shall impose any obligation on a Holder or Common Holder to sell any shares. The inclusion of Registrable Securities in the registration of an underwritten offering under this Section 2.2 shall be subject tothe approval of such underwriter and the provisions of Section 2.7.

         2.3 EXPENSES OF REGISTRATION. All expenses, other than underwriting discounts and selling commissions incurred in connection with registration, filing or qualifications pursuant to Sections 2.1 or 2.2, including all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for all Holders exercising registration rights pursuant to Section 2.1 shall be borne by the Company. Underwriting discounts and selling commissions shall be borne by the Holders.

         2.4 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (A) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and employ in good faith reasonable efforts to cause such registration statement to become effective, and keep such registration statement effective for a period of up to 120 days or until the distribution contemplated in the Registration Statement has been completed, whichever first occurs; PROVIDED, HOWEVER, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to counsel for the selling Holders copies of all such documents in the form substantially as proposed to be filed with the SEC at least four business days prior to filing for review by such counsel.

                  (B) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement necessary to comply, in all material respects, with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (C) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (D) Employ in good faith reasonable efforts to register and qualify the securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders or managing underwriter or agent, if applicable; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

                  (E) In the event of any underwritten or agented public offering, enter into and perform its obligations (including indemnification and contribution obligations) under an underwriting or agency agreement, in usual and customary form, with the managing underwriter or agent of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (F) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading, and at the request of any such Holder promptly prepare and furnish to such Holder and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; PROVIDED, HOWEVER, that, except in the case of an underwritten offering as to which Registrable Securities have been sold thereunder, the Company may delay effecting or causing to be effected a supplement or post-effective amendment to the registration statement or the related prospectus for a period not to exceed 90 days in any 365-day period.

                  (G) Cause all such Registrable Securities covered by such registration statement to be listed on each securities exchange, if any, or National Association of Securities Dealers Automatic Quotation System (NASDAQ), on which similar securities issued by the Company are then listed. If no similar securities issued by the Company are then listed on an exchange, facilitate listing the Registrable Securities on NASDAQ.

                  (H) Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  (I) Promptly notify each selling Holder of any stop order issued or threatened in writing to be issued by the SEC in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                  (J) Make available to the Company's security holders upon request copies of all periodic reports, proxy statements, and other information referred to in Section 2.13 and an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days following the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.

                  (K) Take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registrable Securities pursuant to the registration statement. Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 2.4(f), such Holder shall forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(f) and, if so directed by the Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period of time for which the Company shall be required to keep the applicable registration statement effective under Section 2.4(a) shall be extended by the length of the period from and including the date when each Holder of any Registrable Securities covered by such registration statement shall have been given such notice to the date on which each such Holder has received the copies of the supplemented or amended prospectus contemplated by
Section 2.4(f). The Company agrees to use its best efforts to minimize the duration and frequency of any periods during which Holders are required to discontinue their disposition of Registrable Securities under Section 2.4(f) to those where distributing a supplement or filing a post-effective amendment would materially interfere with, or require premature disclosure of, any financing, acquisition or reorganization involving the Company or any of its wholly-owned subsidiaries or would otherwise have a material adverse effect on the Company.

         2.5      FURNISH INFORMATION.

                  (A) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                  (B) The Company shall have no obligation with respect to Registrable Securities requested to be registered pursuant to Section 2.1 if, due to the operation of Section 2.6(a), the Holders requesting registration is less than the amount required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.1(a).

         2.6 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock or, if the managing underwriter or agent expressly consents to the inclusion of Registrable Securities in such underwriting, other securities under the Securities Act, the Company shall not be required under Section 2 to include any of a Holder's Registrable Securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the managing underwriter advises the selling Holders that marketing factors require any limitation as to the Registrable Securities included in such offering, subject to Section 2.6(b), the Registrable Securities to be included in such registration shall be allocated among all selling Holders of Registrable Securities which would otherwise be underwritten pursuant hereto in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each selling Holder or as shall mutually be agreed to by the Company and the selling Holders.

         2.7 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         2.8 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 2:

                  (A) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers and directors of each Holder participating in such registration, and each person, if any, who Controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, expenses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law; and the Company will pay to each such Holder or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, expense, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, expense, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the otherwise indemnified party expressly for use in connection with such registration, nor shall the Company be liable in any such case for any such loss, expense, claim, damage, liability, or action to the extent that it arises out of or is based upon any untrue statement or alleged untrue statement, or omission or alleged omission made in a preliminary prospectus, if the final prospectus (or the final prospectus as amended or supplemented if the Company shall have filed with the SEC any amendment or supplement thereto) available for delivery to the purchaser corrected such untrue statement or alleged untrue statement, or omission or alleged omission. With respect to any untrue statement or alleged untrue statement made in, or omission or alleged omission from, any preliminary prospectus or prospectus, the indemnity agreement contained in this Section 2.8(a) with respect to such preliminary prospectus or prospectus, to the extent it is based on the claim of a person who purchased any Registrable Securities directly from a Holder shall not inure to the benefit of such Holder (or to the benefit of any of its officers and directors or any person Controlling such Holder) if the prospectus (or the prospectus as amended or supplemented if the Company shall have filed with the SEC any amendment or supplement thereto) shall not have been sent or given to such person by the Holder (and the Holder shall have been obligated so to furnish such a prospectus) and such person shall not otherwise have received a copy thereof at or prior to the written confirmation of such sale to such person.

                  (B) To the extent permitted by law, each selling Holder will, severally but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who Controls the Company within the meaning of the Securities Act, any other Holder selling securities in such registration statement and any Controlling person of any such other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 2.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided, that, in no event shall any selling Holder's liability under this Section 2.8(b) exceed the proceeds received by such Holder from the offering (net of any underwriting discounts and commissions).

                  (C) Promptly after receipt by an indemnified party under this
Section 2.8 of notice of the commencement of any action, suit, proceeding, investigation or written threat thereof (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8. Any reasonable fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within 30 days of written notice thereof to the indemnifying party, such expenses to be reimbursed within 30 days of determination by a court or arbitrator, that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses; (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding; or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties. No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. Any separate counsel employed by an indemnified party pursuant to this Section 2.8(c) shall be approved by the indemnifying party, such approval not to be unreasonably withheld.

                  (D) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subparagraphs (a) and (b) of this Section 2.8, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this Section 2.8(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (E) If indemnification is available under this Section 2.8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 2.8 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 2.8(d).

                  (F) The obligations of the Company and selling Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

         2.9 REPORTS UNDER EXCHANGE ACT. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the

Company agrees (a) to make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed under the Securities Act by the Company for the offering of its securities to the general public; and
(b) to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act pursuant to Section 2.12(a).

         2.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder to a Person (a "PERMITTED TRANSFEREE"), provided: (a) the Company is, within ten business days of such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 2.11 below;
(c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act; and (d) the number of shares of Registrable Securities to be held by such transferee is at least five percent of the outstanding capital stock of the Company on a fully diluted basis (adjusted for stock dividends, stock splits, reverse stock splits, combinations and the like).

         2.11 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees, if so requested in writing by the managing underwriter or agent in connection with a registration pursuant to an underwritten offering, to enter into an agreement with such managing underwriter, in form reasonably acceptable to such managing underwriter or agent, limiting the sale or distribution such Holder may make of shares of Common Stock or any securities convertible or exchangeable or exercisable for such shares of the Company, including a sale pursuant to Rule 144 under the Securities Act for six months, except as part of such registration during such period as the managing underwriter or agent requests in the written notice specified above. The Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder until the end of the six month period in order to enforce the foregoing covenant.

         2.12 COVENANTS OF THE COMPANY WITH RESPECT TO REGISTERED SECURITIES. The Company hereby agrees and covenants as follows:

                  (A) The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder or Common Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders and Common Holders to transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the SEC.

                  (B) (I) The Company shall not effect any registration under the Securities Act of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, during the five business days prior to, and during the 90-day period beginning on, the commencement of a public distribution of the Registrable Securities pursuant to any registration statement prepared pursuant to Section 2.1 of this Agreement, except for Excluded Registrations, until the earlier of (x) 90 days following the date as of which all securities covered by such demand registration statement shall have been sold or distributed, and (y) 90 days following the effective date of such demand registration statement.

                           (II) Any agreement entered into after the date of
this Agreement pursuant to which the Company issues or agrees to issue any privately placed Common Stock or securities of the Company convertible or exchangeable for Common Stock that have registration rights shall contain a provision whereby holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in Section 2.11, in each case including a sale pursuant to Rule 144 under the Securities Act (unless such Person is prevented by applicable statute or regulation from entering into such an agreement).

                  (C) The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation, unless prior to such merger, consolidation, or reorganization, the surviving corporation shall have agreed in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities that the Holders and Common Holders of Registrable Securities would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation or reorganization.

3.       OTHER COVENANTS OF THE COMPANY

         The Company shall comply with the following covenants until the conversion of the Investor's Series A Preferred Stock into Common Stock:

         3.1      BASIC FINANCIAL INFORMATION AND REPORTING OBLIGATIONS.

                  (A) The Company shall provide to each Holder: (i) within 45 days of the end of each fiscal quarter, an unaudited, internally generated statement of profit or loss for such quarter and for the current fiscal year to date and an unaudited, internally generated balance sheet as of the end of each such quarter; and (ii) within 90 days of each fiscal year-end, audited financial statements for the prior fiscal year, together with the accounting firm's annual management letter to the Board of Directors, any additional reports, management letters, or other reports concerning significant aspects of the Company's operations or financial affairs given to the Company by its independent accountants (to the extent not otherwise provided hereunder). All financial statements furnished hereunder shall fairly present the financial condition and results of operations of the Company in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis; PROVIDED, HOWEVER, that such financial statements are subject to normal and customary year-end audit adjustments and do not contain all the footnotes required by GAAP, and all such financial statements shall be accompanied by a certificate of the Company's Chief Financial Officer to that effect.

                  (B) Within 30 days of each fiscal year-end, the Company shall prepare and submit to the Board of Directors an operating plan and budget for the next fiscal year. The budget shall contain estimated statements of monthly revenues, expenses, and cash flows.

         3.2 INSPECTION; CONFIDENTIALITY. The Company shall permit each Holder at such Holder's expense to visit and inspect their facilities, assets, properties, financial and accounting records, and corporate books and documents at such reasonable times and for such proper purposes as may be requested by Holders. The Company shall also make available to Holders such executive or management personnel and the Company's independent public accountants, with whom Holders may discuss the affairs of the corporation at reasonable length. At the Company's request, Holders shall enter into the Company's standard-form confidentiality agreements in order to maintain the confidentiality of any confidential information may be acquired in the course of any such inspection. The rights of Holders hereunder shall be in addition to any rights of inspection available to the Holders, as shareholders, under the Delaware Business Corporation Act.

         3.3 ADVERSE CHANGES. The Company will promptly advise the Holders of any event which represents a material adverse change in the condition or business, financial or otherwise, of the Company. The Company shall notify each Holder and member of the Board of Directors of any litigation, arbitration or proceedings before any governmental or regulatory body or arbitration forum to which the Company is a party which, if adversely decided, would have a material adverse impact on the Company's assets, properties, or results of operations. The Company will also promptly notify the Holders of any facts or transactions arising other than in the ordinary course of business which, if such facts or transactions had existed at the Closing of the Purchase Agreement, would have constituted a material breach of the representations and warranties contained herein.

         3.4 SEC FILINGS. The Company shall deliver to each Holder and each member of the Board of Directors a copy of any filings made by or one behalf of the Company with the Securities and Exchange Commission, within fifteen days of any such filing.

         3.5 ASSIGNMENT OF RIGHTS. Any Holder may assign the right to receive the benefit of any of the covenants contained in Sections 3.2 through 3.5 either
(i) to any affiliate of such Holder, or (ii) to any transferee who acquires from such Holder securities representing five percent or more of the votes of the Common Stock, on an As Converted Basis, provided such transfer is otherwise in accordance with this Agreement.

4.       MISCELLANEOUS

         4.1 MODIFICATIONS AND WAIVERS. This Agreement may not be amended or modified, nor may the rights of any party be waived, except by a written document that is executed by the Required Consent of the Holders and the Company.

         4.2 RIGHTS AND OBLIGATIONS OF THIRD PARTIES. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third parties to any party to this Agreement, nor shall any provision give any third party any right of subrogation or action against any party to this Agreement.

         4.3 NOTICES. Any notice, request, consent, or other communication hereunder shall be in writing, and shall be sent by one of the following means:
(i) by registered or certified first class mail, postage prepaid, return receipt requested; (ii) by facsimile transmission with confirmation of receipt; (iii) by overnight courier service; or (iv) by personal delivery, and shall be properly addressed to the appropriate party at the address on signature page hereto, or to such other address or addresses as the Company or Holders shall hereafter designate to the other parties in writing. Notices sent by mail or by courier shall be effective seven days after they are sent, and notices delivered personally by facsimile shall be effective at the time of delivery thereof.

         4.4 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto in relation to the subject matter hereof. Any prior written or oral negotiations, correspondence, or understandings relating to the subject matter hereof shall be superseded by this Agreement and shall have no force or effect.

         4.5 SEVERABILITY. If any provision that is not essential to the effectuation of the basic purpose of this Agreement is determined by a court of competent jurisdiction to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of the remaining provisions of this Agreement.

         4.6 HEADINGS. The headings of the Sections of this Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of any provisions hereof.

         4.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

         4.8 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

         4.9 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power, or remedy accruing to either party, upon any breach or default of the other party under this Agreement, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach of default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval on the part of either party of any breach or default by the other party under this Agreement, or any waiver of any provisions or conditions of this Agreement must be made in writing signed by the parties and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to either party, shall be cumulative and not alternative.

         4.10 ARBITRATION. The parties hereby covenant and agree that any legal suit, dispute, claim, demand, controversy or cause of action of every kind and nature whatsoever, known or unknown, fixed or contingent, that either a Holder or the Company may now have or at any time in the future claim to have based in whole or in part, or arising from or out of or that in any way is related to the negotiations, execution, interpretation or enforcement of this Agreement (collectively, the "DISPUTES") shall be completely and finally settled by submission of any such Disputes to arbitration under the rules of the American Arbitration Association ("AAA") then in effect. There shall be one arbitrator, and such arbitrator shall be chosen by mutual agreement of the parties in accordance with AAA rules. Unless the parties agree otherwise, the arbitration proceedings shall take place in New York, New York. The arbitrator shall apply New York law to all issues in dispute. Notice of demand for arbitration shall be filed in writing with the other parties to this Agreement and with the AAA. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such Dispute would be barred by the applicable statute of limitations. The findings of the arbitrator shall be final and binding on the parties. Judgment on such award may be entered in any court of competent jurisdiction, or application may be made to that court for a judicial acceptance of the award and an order or enforcement, as the party seeking to enforce that award may elect. The prevailing party in any such action shall be entitled to receive from the losing party all reasonable costs and expenses, including the reasonable fees of attorneys, accountants, and other experts, incurred by the prevailing party in investigating and prosecuting (or defending) such action, together with any such fees which may be incurred in enforcing any award of judgment.

         4.11 NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof or impairs the rights granted hereunder. The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any person which has not been terminated on or prior to the date hereof.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first above written.

                                    COMPANY:

                                    NATURALIST.COM, INC.



                                    By:____________________________________
                                         Cathy Ross, President


                                    INVESTOR:

                                    THE FINANCIAL COMMERCE NETWORK,
                                    INC.


                                    By:____________________________________
                                    Name:
                                    Title:

                    CONFIDENTIALITY AND INVENTIONS AGREEMENT

This Confidentiality and Inventions Agreement (this "Agreement"), by and between naturalist.com, Inc., a Delaware corporation (the "Company"), and _________________, an individual ("Employee"), is executed to be effective as of the "Effective Date" set forth in Section 3(i) below.

As a condition to, and in consideration of Employee's employment or continued employment (as the case may be) with the Company, and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


1.PROTECTION OF TRADE SECRETS AND CONFIDENTIAL INFORMATION.

                           (A) DEFINITION OF "CONFIDENTIAL INFORMATION." As used
in this Agreement, the term "Confidential Information" shall include all information concerning or arising from the Company's business, including, without limitation, trade secrets used or developed by the Company in connection with its business; information concerning the manner and details of the Company's operation, organization and management; financial information and/or documents and nonpublic policies, procedures and other printed or written material generated or used in connection with the Company's business; the Company's business plans and strategies; the identities of the Company's customers and the specific individual customer representatives with whom the Company works and details of the Company's relationship with such customers and customer representatives; the identities of other persons or companies utilized in the Company's business and details of the Company's relationship with such persons or companies; the nature of fees and charges made to the Company's customers; nonpublic forms, contracts and other documents used in the Company's business; the nature and content of computer software used in the Company's business, whether proprietary to the Company or used by the Company under license from a third party; and/or other information concerning know-how, research, inventions, copyrights, trademarks, patent applications, patents, processes, designs, technical specifications, methods, concepts, prospects, customers, employees, contractors, earnings, products, services, formulas, compositions, machines, equipment, systems, and/or prospective and executed contracts and other business arrangements. As used in this Agreement, "Company" includes any direct or indirect subsidiary or affiliate of the Company.

                           Confidential Information under this agreement shall
not include information which (i) Employee can demonstrate was in Employee's possession prior to employment with the Company (unless such information is assigned to, or otherwise becomes the property of, the Company or (ii) is now in the public domain, or hereafter enters the public domain through no violation by Employee of the obligations hereunder or any other obligation of confidentiality, or (iii) is lawfully obtained from a source (other than the Company, its affiliates or representatives) in accordance with the terms and conditions, if any, imposed upon Employee by such source respecting the use and disclosure thereof; provided, however, that such source was not at the time bound by a confidentiality agreement with the Company or any of its affiliates or representatives. Confidential Information shall also not include generic information, knowledge or skill which Employee reasonably would have learned or acquired in the course of similar employment or work elsewhere in the trade.

                           (B) RESTRICTIONS ON EMPLOYEE'S USE OF CONFIDENTIAL
INFORMATION. Except in connection with and in furtherance of Employee's official duties with and on behalf of the Company, Employee shall not at any time or in any manner use, copy, disclose, divulge, transmit, convey, transfer or otherwise communicate any Confidential Information to any person or entity, either directly or indirectly, without the Company's prior written consent.

                           (C) ACKNOWLEDGMENT. Employee acknowledges that during
the term of this Agreement, Employee will have access to Confidential Information, all of which shall be made accessible to Employee only in strict confidence; that unauthorized disclosure of Confidential Information will damage the Company's business; that Confidential Information would be susceptible to immediate competitive application by a competitor of the Company; that the Company's business is substantially dependent on access to and the continuing secrecy of Confidential Information; that Confidential Information is unique and proprietary to the Company and known only to Employee, the

Company and certain key employees and contractors of the Company; and that title, ownership, possession and control of Confidential Information shall at all times remain vested in the Company. Consequently, Employee acknowledges that the restrictions contained in this Section 1 are reasonable and necessary for the protection of the Company's business.

                           (D) DOCUMENTS AND OTHER RECORDS CONTAINING
CONFIDENTIAL INFORMATION. All documents or other records containing or alluding to Confidential Information that are prepared by or provided to Employee during the term of this Agreement or that come into Employee's possession in connection with Employee's performance of services for the Company are and shall remain the Company's property. Employee shall not copy or use any such documents or Confidential Information for any purpose not relating directly to Employee's performance of services for the Company, nor shall Employee market or in any way provide or make available to any party other than the Company any of the Confidential Information, except pursuant to prior written authorization from the Company. Upon the termination of this Agreement for any reason and regardless of the circumstances of such termination or the existence of any dispute between Employee and the Company following or concerning the termination of Employee's employment, or upon the request of the Company, its successors or assigns, Employee shall immediately deliver to the Company or its designee (and will not keep in Employee's possession or deliver to anyone else, including any copies) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items belonging to the Company, its successors or assigns. Notwithstanding any other provision of this Agreement, this Agreement shall not bar Employee from complying with any subpoena or court order, provided that prior to doing so Employee shall give the Company written notice, at the Company's principal place of business, of Employee's receipt of any such subpoena or court order as far as possible in advance of the appearance time set forth in the subpoena or court order.

                           (E) THIRD-PARTIES' CONFIDENTIAL INFORMATION. Employee
acknowledges that the Company has received and in the future will receive from third parties confidential or proprietary information, and that the Company must maintain the confidentiality of such information and use it only for proper purposes. Employee shall not use or disclose any such information except as permitted by the Company or the third party to whom the information belongs.

                           (F) OTHER AGREEMENTS. Employee represents to the
Company that, except as identified on Schedule A hereto, Employee is not bound by any agreement or any other previous or existing business relationship which conflicts with or prevents the full performance of any of Employee's obligations to the Company. During Employee's employment with the Company, Employee agrees not to improperly use or disclose any proprietary information or trade secrets of any former or concurrent employer, or any other person or entity with whom Employee has an agreement or to whom Employee owes a duty to keep such information in confidence. Any such persons or entities with whom Employee has such agreements or to whom Employee owes such a duty are identified on Schedule A.

2.                                     INVENTIONS.

                           (A) DISCLOSURE. Employee agrees to disclose promptly
to the Company the full details of any and all ideas, processes, trademarks and service marks, technical data, know-how, works, inventions, discoveries, marketing and business ideas, and improvements or enhancements to any of the foregoing, including all information necessary to enable the Company to reproduce any of the foregoing, (collectively, "Inventions"), that Employee conceives, develops or creates alone or with the aid of others during the term of Employee's employment with the Company (whether or not conceived, developed or created during regular working hours) that: (i) relate to the Company's business; (ii) result from any work performed by Employee for the Company; (iii) involve the use of the Company's equipment, supplies, facilities, or trade secret information; (iv) result from or are suggested by any work done at the Company's request or by any Company employee other than Employee, or relate to any problems specifically assigned to Employee; or (v) result from Employee's access to any of the Company's memoranda, notes, records, drawings, sketches, models, maps, customer lists, research results, data, formula, specifications, inventions, processes, equipment, or the like.

                           Inventions under this Agreement shall not include any
invention that i) was developed on Employee's own time; ii) was developed without the use of the Company's equipment, supplies, facilities, or Confidential Information; and iii) does not relate to the business of the Company.

                           (B) ASSIGNMENT. Employee shall assign to the Company,
without further consideration, Employee's entire right to any Invention which shall be the sole and exclusive property of the Company whether or not patentable. Employee acknowledges also that all Inventions which are made by Employee (solely or jointly with others), within the scope of Employee's employment, and which are protectable by copyright, are "works made for hire," as that term is defined in the United States Copyright Act (17 U.S. C. ss. 101). To the extent that any such Inventions, by operation of law, cannot be "works made for hire," Employee hereby assigns to the Company all right, title, and interest in and to such Inventions and to any related copyrights.

3.                             GENERAL PROVISIONS.

                           (A) ADDITIONAL INSTRUMENTS. Employee shall execute,
acknowledge and deliver any additional instruments or documents that the Company deems necessary to carry out the intentions of this Agreement, including such instruments as may be required by the laws of any jurisdiction, now in effect or hereinafter enacted, that may affect the Company's property rights relating to the rights and obligations created by this Agreement. Employee further agrees, as to all the Inventions, to assist the Company in every way (at the Company's expense) to obtain and, from time to time, enforce patents on the Inventions in any and all countries. To that end, by way of illustration but not limitation, Employee will testify in any suit or other proceeding involving any of the Inventions, execute all documents which the Company reasonably determines to be necessary or convenient for use in applying for and obtaining patents thereon and enforcing same, and execute all necessary assignments thereof to the Company or persons designated by it. Employee's obligation to assist the Company in obtaining and enforcing patents for the Inventions in any and all countries shall continue beyond the termination of Employee's employment, but the Company shall compensate Employee at a reasonable rate after such termination for time actually spent by Employee at the Company's request on such assistance. In the event the Company is unable, after reasonable effort, to secure Employee's signature on any document or documents needed to apply for or prosecute any patent, copyright or other right or protection relating to any Invention, whether because of Employee's physical or mental incapacity or for any other reason whatsoever, Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Employee's agent and attorney-in-fact, to act for and in Employee's behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights or similar protections thereon with the same legal force and effect as if executed by Employee.

                           (B) REMEDIES. Employee acknowledges that upon a
breach of this Agreement the Company will suffer immediate and irreparable harm and damage for which money alone cannot fully compensate the Company. Employee therefore agrees that upon such breach or threat of imminent breach of this Agreement, the Company shall be entitled to a temporary restraining order, preliminary injunction, permanent injunction or other injunctive relief, without posting any bond or other security, barring Employee from violating any provision of this Agreement. At the Company's option, any action to enforce this Agreement shall be brought in or transferred to the state or federal court situated in New York, . Nothing in this Agreement shall be construed as an election of any remedy, or as a waiver of any right available to the Company under this Agreement or the law, including the right to seek damages from Employee for a breach of any provision of this Agreement.

                           (C) NON-SOLICITATION OF EMPLOYEES. Employee agrees
that during the term of employment and for a period of two years after the termination or cessation of employment for any reason, Employee shall not directly or indirectly recruit, solicit or hire any employee of the Company, or induce or attempt to induce any employee of the Company to discontinue his or her employment relationship with the Company.

                           (D) NOT AN EMPLOYMENT CONTRACT. Employee agrees and
understands that nothing in this Agreement shall confer any right with respect to continuation of employment by the Company, nor shall it interfere in any way with Employee's right or the Company's right to terminate Employee's employment at any time, with or without cause.

                           (E) GOVERNING LAW; CONSENT TO PERSONAL JURISDICTION.
This Agreement will be governed by and construed according to the laws of the State of . Employee hereby expressly consents to the personal jurisdiction of the state and federal courts located in for any lawsuit filed there against Employee by the Company arising from or relating to this Agreement.

                           (F) ENTIRE AGREEMENT. This Agreement sets forth the
final, complete and exclusive agreement and understanding between the Company and Employee relating to the subject matter hereof. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged. No subsequent change or changes in Employee's duties, salary or compensation will affect the validity or scope of this Agreement.

                           (G) SEVERABILITY. If one or more of the provisions in
this Agreement are deemed unenforceable by law, then the remaining provisions will continue in full force and effect.

                           (H) SURVIVAL. The provisions of this Agreement shall
survive the termination of Employee's employment for any reason and the assignment of this Agreement by the Company to any successor in interest or other assignee.

                           (I) WAIVER. No waiver by the Company of any breach of
this Agreement shall be a waiver of any preceding or succeeding breach. No waiver by the Company of any right under this Agreement shall be construed as a waiver of any other right.

                           (J) EFFECTIVE DATE. This Agreement is effective as of
the first day of Employee's employment with the Company. Employee understands that this Agreement affects Employee's rights to works and inventions Employee develops during Employee's employment with the Company and restricts Employee's ability to disclose or use Confidential Information.

                            [signature page follows]

IN WITNESS WHEREOF, the parties have executed this agreement on the dates set forth below, to be effective as of the Effective Date.


DATED: February __, 2000                                  COMPANY:


                                             NATURALIST.COM, INC.


                                             By: ____________________________

                                             Name: __________________________

                                             Title: ___________________________


DATED:  February __, 2000                              EMPLOYEE:


                                            By: ______________________________

                                            Print Name:  ______________________

                            NON-COMPETITION AGREEMENT

                           NON-COMPETITION AGREEMENT (the "Agreement") dated as
of February __, 2000 by and between NATURALIST.COM, INC., a Delaware corporation (the "Company") and __________ ("Founder").

                              W I T N E S S E T H:

WHEREAS, the Company and The Financial Commerce Network, Inc. have entered into a Unit Purchase Agreement (the "Purchase Agreement") dated February __, 2000; and

WHEREAS, the Company conducts its business on a national and international basis; and

WHEREAS, under the Purchase Agreement, Founder agreed not to compete with the Company in accordance with the terms of this Agreement.

                           NOW, THEREFORE, in consideration of the foregoing and
the terms, conditions and mutual covenants appearing in this Agreement, the parties hereto hereby agree as follows:

                           SECTION 1. Founder covenants as a condition of
employment:

                           (a) Founder alone for his own account, or as an
officer, director or shareholder shall not, directly or indirectly, within the Territory (as defined below), manage, operate, establish or lend his name to any business or enterprise that is the same as the operations offered by the Company at the date first written above to anyone within the Territory (as defined below). The preceding sentence shall not be deemed to prohibit Founder from owning or acquiring securities issued by any corporation which directly or indirectly competes with the Company provided such corporation's securities are listed with a national securities exchange or are traded in the NASDAQ stock market.

                           (b) Founder shall not induce or encourage, or assist
or participate in any way in inducing or encouraging, any employee, officer, director or independent contractor to resign from, terminate or cease any position, agreement, employment or relationship with the Company and shall not in any way interfere with or induce or encourage any breach of any such agreement, employment or relationship; nor shall he hire, retain or employ any person who is an employee or officer of the Company.

                           (c) Founder shall not knowingly or intentionally
damage or destroy the reputation or goodwill of the Company or any regard for the Company among its suppliers, employees, independent contractors, customers or others that have acquired goods or services from the Company, or that have engaged in any transaction with the Company.

                           (d) Founder acknowledges that the Company possesses
and will continue to develop or acquire certain Proprietary Information (as defined below), that Founder has or may have access to certain Proprietary Information, that the Company may disclose and has disclosed certain Proprietary Information to Founder by reason of his employment by and ownership interest in the Company and his continued retention by the Company and that the Company has an important interest in protecting the confidentiality of its Proprietary Information and providing for the ownership of proprietary rights in that information.

                           (e) Except and as expressly authorized by the Company
or as the Company may consent to in writing, Founder shall not disclose or use any Proprietary Information of the Company or its customers, affiliates, subsidiaries, partners, joint ventures, licensors, licensees or distributors. As used in this Agreement, "Proprietary Information" shall include all information contained in patents, patent applications, renewals or continuations, or other technical disclosures held or filed by the Company, copyrights and copyright applications, trademarks and trademark applications, writings and designs, as well as all information protectable as trade secrets.

                           (f) This Agreement shall encompass any country in
which the Company conducts business at the date first written above (the "Territory").

                           SECTION 2. Subject to Section 5 hereunder, this
Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns, heirs, executors, administrators, legatees and legal representatives.

                           SECTION 3. Should any part of this Agreement, for any
reason whatsoever, be declared invalid, illegal or incapable of being enforced in whole or in part, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any portion which may for any reason be declared invalid.

                           SECTION 4. This Agreement and all rights hereunder
are personal to the parties and shall not be assignable, and any purported assignment in violation hereof shall be null and void.

                           SECTION 5.

                           (a) All notices, requests, consents and demands by
the parties hereunder shall be delivered by hand, by telecopier at the applicable telecopier numbers designated below (with confirmation received), by recognized national overnight courier or by deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, addressed to the party to be notified at the addresses set forth below:

                                   (i)          if to Founder to:

                                                [Name]
                                                [Address]



                                   (ii)         if to the Company to:

                                                Naturalist.com, Inc.
                                                322 Seventh Avenue, 3rd Floor
                                                New York, NY 10001
                                                Telecopier: (212)
                                                Attention: Cathy Ross

                                   with a copy to:

                                                Snow Becker Krauss P.C.
                                                605 Third Avenue
                                                New York, New York  10158
                                                Attention: Jack Becker, Esq.
                                                Telecopier No.:  (212) 949-7052

                           (b) Notices given by mail shall be deemed effective
on the earlier of the date shown on the proof of receipt of such mail or, unless the recipient proves that the notice was received later or not received, three
(3) business days after the date of mailing thereof. Other notices shall be deemed given on the date of receipt. Any party hereto may change the address specified in Section 7(a) by written notice to the other parties hereto.

                           SECTION 6. The failure of either party to insist upon
the strict performance of any of the terms, conditions and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith or with any other term, condition or provision, and said terms, conditions and provisions shall remain in full force and effect. No waiver of any term condition or provision of this Agreement on the part of either party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by such party.

                           SECTION 7. In connection with any arbitration arising
out of this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and costs.

                  SECTION 8. This Agreement shall be construed in accordance with the laws of the State of Delaware without regard to the conflict of laws principles.

                  SECTION 9. Subject to Section 2 above, controversies between the Company on one hand and Founder on the other shall be resolved, to the extent possible, by informal meetings and discussions in good faith between the parties.

                           (a) ARBITRATION. If a dispute between the parties
cannot be resolved by informal meetings and discussions, the dispute shall be settled by binding arbitration, and, at such time as a breach is deemed to occurred under subsection (b) of this Section 11, a corresponding judgment may be entered in a court of competent jurisdiction. Arbitration of any dispute may be initiated by one party by sending a written demand for arbitration to the other party, which demand will preclude any party hereto from initiating an action in any court. This demand will specify the matter in dispute and request the appointment of an arbitration panel. The arbitration panel will consist of one arbitrator named by the Company, one arbitrator named by Founder and a third arbitrator named by the two arbitrators so chosen. The arbitration hearing will be conducted in accordance with the procedural rules set forth in the commercial arbitration rules of the American Arbitration Association. The situs of the arbitration will be New York, New York. The arbitrators shall not be empowered to award punitive or exemplary damages to either party.

                           (b) CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.
Without in any way limiting (a) above, in the event that an action is brought to enforce any Arbitration award, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Courts of the State of New York, located in New York County, or the United States District Court for the Southern District of New York, to the extent that such court would have subject matter jurisdiction with respect to such dispute; (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court; (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any Court other than such courts; (iv) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to a party at its address set forth in Section 6 or at such other address of which a party shall have been notified pursuant thereto;
(v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and (vi) waives the right to a jury trial.

                           IN WITNESS WHEREOF, the parties hereto have executed
this Agreement as of the day and year first written above.


                                    NATURALIST.COM, INC.



                                    By:  __________________________________
                                         Name:        Cathy Ross

                                         Title:       President

AGREED AND ACCEPTED:

-----------------------------
Print Name: